SUPPLEMENT TO THE PROSPECTUS
Supplement dated March 2, 2023, to the Prospectus dated April 29, 2022.

MFS® Technology Portfolio

Effective immediately, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)
Portfolio Manager	Since	Title
Reinier Dobbelmann	May 2022	Investment Officer of MFS
Matthew Sabel	2011	Investment Officer of MFS

Effective September 29, 2023, Matthew Sabel will retire as a portfolio manager of the fund.

Effective immediately, the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Reinier Dobbelmann	Portfolio Manager	Employed in the investment area of MFS since 1998
Matthew Sabel	Portfolio Manager	Employed in the investment area of MFS since 2009

Effective September 29, 2023, Matthew Sabel will retire as a portfolio manager of the fund.

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